Exhibit 99.01

Valero Energy Reports Second Quarter 2016 Results

•	Reported net income attributable to Valero stockholders of $814 million, or $1.73 per share.

•	Reported adjusted net income attributable to Valero stockholders of $503 million, or $1.07 per share.

•	Completed and started up a new 90,000 barrel per day (“BPD”) crude unit at the Houston refinery.

•	Returned $683 million in cash to stockholders through dividends and stock buybacks.

•	Incurred $173 million of costs to meet our biofuel blending obligations (primarily for the purchase of Renewable Identification Numbers (“RINs”) in the U.S.).

•	Exported a second quarter record 396,000 BPD of diesel and gasoline combined.
SAN ANTONIO, July 26, 2016 - Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $814 million, or $1.73 per share, and adjusted net income attributable to Valero stockholders of $503 million, or $1.07 per share, for the second quarter of 2016 compared to net income attributable to Valero stockholders of $1.4 billion, or $2.66 per share, for the second quarter of 2015. Adjusted net income attributable to Valero stockholders for the second quarter of 2016 excludes an after-tax benefit of $311 million, or $0.66 per share, which is composed of (i) a $454 million benefit related to the change in the lower of cost or market inventory valuation reserve less related tax expense of $87 million, and (ii) an asset impairment loss of $56 million associated with our long-lived assets in Aruba. The benefit relating to the change in Valero’s lower of cost or market inventory valuation reserve resulted from an increase in hydrocarbon inventory values during the quarter. Reconciliations of actual to adjusted amounts are shown in the accompanying financial tables.

“Despite a challenging earnings environment, our operations generated $2.3 billion of cash during the quarter,” said Joe Gorder, Valero Chairman, President and Chief Executive Officer. “Our advantaged refining portfolio in the U.S. Gulf Coast and our team’s focus on safe, reliable, low-cost operations allowed us to continue delivering solid performance despite lower margins.”

Valero exported a second quarter record 396,000 BPD of diesel and gasoline combined in the second quarter of 2016.

“Demand for refined products domestically and in the export markets remained strong in the second quarter,” said Gorder. “We are also encouraged by ample supplies of medium and heavy sour crude oils in the market, which should help to expand their discounts relative to Brent crude oil, and by a positive demand outlook.”

Refining
The refining segment reported $1.3 billion of operating income ($954 million of adjusted operating income) for the second quarter of 2016, compared to $2.2 billion of operating income for the second quarter of 2015. The decline was primarily attributable to weaker gasoline and distillate margins. Other factors included narrower sweet crude oil discounts relative to the Brent benchmark and higher costs to meet our biofuel blending obligations (primarily for the purchase of RINs).

Biofuel blending costs were $173 million in the second quarter of 2016, which was $117 million higher than the second quarter of 2015. Valero continues to expect such costs to be between $750 million and $850 million for 2016.

Valero’s refineries achieved 94 percent throughput capacity utilization and averaged 2.8 million BPD of throughput volume in the second quarter of 2016, in line with the second quarter of 2015.

Ethanol
The ethanol segment reported $69 million of operating income ($49 million of adjusted operating income) for the second quarter of 2016 compared to $108 million of operating income for the second quarter of 2015. Ethanol production volumes averaged 3.8 million gallons per day in the second quarter of 2016, which was consistent with the second quarter of 2015. Valero expects ethanol demand to remain strong given high gasoline demand in the U.S. and attractive economics for corn-based ethanol exports.

Corporate and Other
General and administrative expenses were $159 million in the second quarter of 2016 compared to $178 million in the second quarter of 2015. The effective tax rate of 26 percent in the second quarter of 2016 was lower than the second quarter of 2015 and lower than the expected rate for the second quarter of 2016. The lower rate was due primarily to the positive change in the lower of cost or market inventory valuation reserve in the second quarter of 2016.

Investing and Financing Activities
Capital investments totaled $461 million in the second quarter of 2016, of which $164 million was for turnarounds and catalyst. This amount excludes our purchase of the remaining 50 percent membership interest in Parkway Pipeline LLC (“Parkway Pipeline”) from a wholly owned subsidiary of Kinder Morgan Inc. (“KMI”), which occurred on June 30, 2016.

Valero paid $282 million in dividends and purchased over 7.5 million shares of its common stock for $401 million, resulting in total cash returned to stockholders of $683 million in the second quarter of 2016.

Liquidity and Financial Position
Valero ended the second quarter of 2016 with $7.5 billion of total debt and $4.9 billion of cash and temporary cash investments, of which $67 million was held by Valero Energy Partners LP (VLP). The debt to capital ratio, net of $2 billion in cash, was 21 percent.

“Our balance sheet strength and commitment to disciplined capital allocation positioned us well in this low margin environment,” said Gorder.

Strategic Update
Construction and startup of the $400 million, 90,000 BPD crude unit at Houston was completed in June. The crude unit is running well at full capacity.

“The safe and reliable startup of the new Houston crude unit is the latest example of the rigor and efficiency our team applies to project execution,” said Gorder.

Valero continues to expect 2016 capital investments, including turnarounds, catalyst, and joint venture investments, to be approximately $2.6 billion. About $1.6 billion is required to sustain the business, which includes spending on turnarounds, catalyst, and asset replacements and improvements. The balance is for investments intended to drive long-term earnings growth and is split between refining asset optimization and logistics projects. Valero expects most of the logistics growth capital to be eligible for future drop down to VLP.

As previously noted, Valero acquired the remaining 50 percent membership interest in Parkway Pipeline from a subsidiary of KMI, bringing Valero’s interest in the pipeline to 100 percent. This refined petroleum products pipeline connects Valero’s St. Charles refinery to the Plantation pipeline system, with a planned connection to the Colonial pipeline system. This acquisition is consistent with Valero’s strategy of optimizing its refining system through investments in logistics assets.

Conference Call
Valero’s senior management will hold a conference call at 11 a.m. ET today to discuss this earnings release and to provide an update on company operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries, is an international manufacturer and marketer of transportation fuels, other petrochemical products and power. Valero subsidiaries employ approximately 10,000 people, and its assets include 15 petroleum refineries with a combined throughput capacity of approximately 3 million barrels per day, 11 ethanol plants with a combined production capacity of 1.4 billion gallons per year, a 50-megawatt wind farm, and renewable diesel production from a joint venture. Through subsidiaries, Valero owns the general partner of Valero Energy Partners LP (VLP), a midstream master limited partnership. Approximately 7,500 outlets carry the Valero, Diamond Shamrock, Shamrock, and Beacon brands in the United States and the Caribbean; Ultramar in Canada; and Texaco in the United Kingdom and Ireland. Valero is a Fortune 500 company based in San Antonio. Please visit www.valero.com for more information.

Valero Contacts
Investors:
John Locke, Vice President – Investor Relations, 210-345-3077
Karen Ngo, Manager – Investor Relations, 210-345-4574

Media:
Lillian Riojas, Director – Media Relations and Communications, 210-345-5002

To download our investor relations mobile app, which offers access to SEC filings, press releases, quotes, and upcoming events, please visit Apple’s iTunes App Store for your iPhone and iPad or Google’s Play Store for your Android mobile device.

Safe-Harbor Statement
Statements contained in this release that state the company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC and on Valero’s website at www.valero.com, and VLP’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC and on VLP’s website at www.valeroenergypartners.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying financial tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, adjusted operating income, and gross margin. We have included these non-GAAP financial measures to help facilitate the comparison of operating results between periods. See the accompanying financial tables in this earnings release for a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures. In note (c) to the tables that accompany this release, we disclose the reasons why we believe our use of the non-GAAP financial measures provides useful information.

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
FINANCIAL HIGHLIGHTS
(Millions of Dollars, Except Share and per Share Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Statement of income data:
Operating revenues	$19,584	$25,118	$35,298	$46,448
Costs and expenses:
Cost of sales (excluding the lower of cost or market inventory valuation adjustment)	17,120	21,394	30,627	39,557
Lower of cost or market inventory valuation adjustment (a)	(454)	—	(747)	—
Operating expenses	1,001	1,043	2,031	2,127
General and administrative expenses	159	178	315	325
Depreciation and amortization expense	471	425	956	866
Asset impairment loss (b)	56	—	56	—
Total costs and expenses	18,353	23,040	33,238	42,875
Operating income	1,231	2,078	2,060	3,573
Other income, net	14	8	23	32
Interest and debt expense, net of capitalized interest	(111)	(113)	(219)	(214)
Income before income tax expense	1,134	1,973	1,864	3,391
Income tax expense	291	608	508	1,058
Net income	843	1,365	1,356	2,333
Less: Net income attributable to noncontrolling interests	29	14	47	18
Net income attributable to Valero Energy Corporation stockholders	$814	$1,351	$1,309	$2,315

Earnings per common share	$1.74	$2.67	$2.79	$4.53
Weighted-average common shares outstanding (in millions)	467	505	468	509

Earnings per common share – assuming dilution	$1.73	$2.66	$2.78	$4.52
Weighted-average common shares outstanding – assuming dilution (in millions)	470	508	471	512

Dividends per common share	$0.60	$0.40	$1.20	$0.80

See Notes to Earnings Release on Table Page 13.

Table Page 1

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
FINANCIAL HIGHLIGHTS BY SEGMENT
(Millions of Dollars)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Operating income:
Refining	$1,332	$2,161	$2,290	$3,802
Ethanol	69	108	108	120
Corporate	(170)	(191)	(338)	(349)
Total	$1,231	$2,078	$2,060	$3,573

Operating expenses:
Refining	$902	$935	$1,833	$1,899
Ethanol	99	108	198	228
Total	$1,001	$1,043	$2,031	$2,127

Depreciation and amortization expense:
Refining	$441	$408	$902	$825
Ethanol	19	4	31	17
Corporate	11	13	23	24
Total	$471	$425	$956	$866

See Notes to Earnings Release on Table Page 13.

Table Page 2

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(Millions of Dollars, Except per Share Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders:
Net income attributable to Valero Energy Corporation stockholders	$814	$1,351	$1,309	$2,315
Exclude adjustments:
Lower of cost or market inventory valuation adjustment (a)	454	—	747	—
Income tax expense related to lower of cost or market inventory valuation adjustment	(87)	—	(168)	—
Lower of cost or market inventory valuation adjustment, net of taxes	367	—	579	—
Asset impairment loss (b)	(56)	—	(56)	—
Total adjustments	311	—	523	—
Adjusted net income attributable to Valero Energy Corporation stockholders	$503	$1,351	$786	$2,315

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution:
Earnings per common share – assuming dilution	$1.73	$2.66	$2.78	$4.52
Exclude adjustments:
Lower of cost or market inventory valuation adjustment, net of taxes (a)	0.78	—	1.23	—
Asset impairment loss (b)	(0.12)	—	(0.12)	—
Total adjustments	0.66	—	1.11	—
Adjusted earnings per common share – assuming dilution	$1.07	$2.66	$1.67	$4.52

See Notes to Earnings Release on Table Page 13.

Table Page 3

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(Millions of Dollars)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income by segment:
Refining segment:
Operating income	$1,332	$2,161	$2,290	$3,802
Add back:
Lower of cost or market inventory valuation adjustment (a)	(434)	—	(697)	—
Operating expenses	902	935	1,833	1,899
Depreciation and amortization expense	441	408	902	825
Asset impairment loss (b)	56	—	56	—
Gross margin	$2,297	$3,504	$4,384	$6,526

Operating income	$1,332	$2,161	$2,290	$3,802
Exclude:
Lower of cost or market inventory valuation adjustment (a)	434	—	697	—
Asset impairment loss (b)	(56)	—	(56)	—
Adjusted operating income	$954	$2,161	$1,649	$3,802

Ethanol segment:
Operating income	$69	$108	$108	$120
Add back:
Lower of cost or market inventory valuation adjustment (a)	(20)	—	(50)	—
Operating expenses	99	108	198	228
Depreciation and amortization expense	19	4	31	17
Gross margin	$167	$220	$287	$365

Operating income	$69	$108	$108	$120
Exclude: Lower of cost or market inventory valuation adjustment (a)	20	—	50	—
Adjusted operating income	$49	$108	$58	$120

See Notes to Earnings Release on Table Page 13.

Table Page 4

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(Millions of Dollars)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income by refining segment region (d):
U.S. Gulf Coast region:
Operating income	$483	$1,086	$939	$1,958
Add back:
Lower of cost or market inventory valuation adjustment (a)	(18)	—	(37)	—
Operating expenses	523	526	1,059	1,053
Depreciation and amortization expense	265	238	530	485
Asset impairment loss (b)	56	—	56	—
Gross margin	$1,309	$1,850	$2,547	$3,496

Operating income	$483	$1,086	$939	$1,958
Exclude:
Lower of cost or market inventory valuation adjustment (a)	18	—	37	—
Asset impairment loss (b)	(56)	—	(56)	—
Adjusted operating income	$521	$1,086	$958	$1,958

U.S. Mid-Continent region:
Operating income	$142	$398	$220	$715
Add back:
Lower of cost or market inventory valuation adjustment (a)	(4)	—	(9)	—
Operating expenses	143	142	285	296
Depreciation and amortization expense	66	66	138	132
Gross margin	$347	$606	$634	$1,143

Operating income	$142	$398	$220	$715
Exclude: Lower of cost or market inventory valuation adjustment (a)	4	—	9	—
Adjusted operating income	$138	$398	$211	$715

See Notes to Earnings Release on Table Page 13.

Table Page 5

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (c)
(Millions of Dollars)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Reconciliation of operating income to gross margin and reconciliation of operating income to adjusted operating income by refining segment region (d) (continued):
North Atlantic region:
Operating income	$566	$382	$969	$752
Add back:
Lower of cost or market inventory valuation adjustment (a)	(410)	—	(646)	—
Operating expenses	119	126	244	259
Depreciation and amortization expense	52	52	102	104
Gross margin	$327	$560	$669	$1,115

Operating income	$566	$382	$969	$752
Exclude: Lower of cost or market inventory valuation adjustment (a)	410	—	646	—
Adjusted operating income	$156	$382	$323	$752

U.S. West Coast region:
Operating income	$141	$295	$162	$377
Add back:
Lower of cost or market inventory valuation adjustment (a)	(2)	—	(5)	—
Operating expenses	117	141	245	291
Depreciation and amortization expense	58	52	132	104
Gross margin	$314	$488	$534	$772

Operating income	$141	$295	$162	$377
Exclude: Lower of cost or market inventory valuation adjustment (a)	2	—	5	—
Adjusted operating income	$139	$295	$157	$377

See Notes to Earnings Release on Table Page 13.

Table Page 6

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
REFINING SEGMENT OPERATING HIGHLIGHTS
(Millions of Dollars, Except per Barrel Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Throughput volumes (thousand barrels per day):
Feedstocks:
Heavy sour crude oil	380	448	404	439
Medium/light sour crude oil	505	468	519	423
Sweet crude oil	1,196	1,177	1,184	1,161
Residuals	272	269	281	263
Other feedstocks	170	131	152	153
Total feedstocks	2,523	2,493	2,540	2,439
Blendstocks and other	304	315	313	320
Total throughput volumes	2,827	2,808	2,853	2,759

Yields (thousand barrels per day):
Gasolines and blendstocks	1,408	1,368	1,393	1,342
Distillates	1,071	1,087	1,069	1,057
Other products (e)	379	394	425	400
Total yields	2,858	2,849	2,887	2,799

Refining segment operating statistics:
Gross margin (c)	$2,297	$3,504	$4,384	$6,526
Adjusted operating income (c)	$954	$2,161	$1,649	$3,802
Throughput volumes (thousand barrels per day)	2,827	2,808	2,853	2,759

Throughput margin per barrel (f)	$8.93	$13.71	$8.44	$13.07
Operating costs per barrel:
Operating expenses	3.51	3.66	3.53	3.80
Depreciation and amortization expense	1.71	1.59	1.73	1.66
Total operating costs per barrel	5.22	5.25	5.26	5.46
Adjusted operating income per barrel (g)	$3.71	$8.46	$3.18	$7.61

See Notes to Earnings Release on Table Page 13.

Table Page 7

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(Millions of Dollars, Except per Gallon Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Ethanol segment operating statistics (a):
Gross margin (c)	$167	$220	$287	$365
Adjusted operating income (c)	$49	$108	$58	$120
Production volumes (thousand gallons per day)	3,826	3,793	3,783	3,785

Gross margin per gallon of production (f)	$0.48	$0.64	$0.42	$0.53
Operating costs per gallon of production:
Operating expenses	0.28	0.31	0.29	0.33
Depreciation and amortization expense	0.06	0.02	0.05	0.03
Total operating costs per gallon of production	0.34	0.33	0.34	0.36
Adjusted operating income per gallon of production (g)	$0.14	$0.31	$0.08	$0.17

See Notes to Earnings Release on Table Page 13.

Table Page 8

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
REFINING SEGMENT OPERATING HIGHLIGHTS
(Millions of Dollars, Except per Barrel Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Refining segment operating statistics by region (d):
U.S. Gulf Coast region:
Gross margin (c)	$1,309	$1,850	$2,547	$3,496
Adjusted operating income (c)	$521	$1,086	$958	$1,958
Throughput volumes (thousand barrels per day)	1,605	1,611	1,649	1,569

Throughput margin per barrel (f)	$8.97	$12.62	$8.49	$12.31
Operating costs per barrel:
Operating expenses	3.58	3.59	3.53	3.71
Depreciation and amortization expense	1.82	1.62	1.77	1.71
Total operating costs per barrel	5.40	5.21	5.30	5.42
Adjusted operating income per barrel (g)	$3.57	$7.41	$3.19	$6.89

U.S. Mid-Continent region:
Gross margin (c)	$347	$606	$634	$1,143
Adjusted operating income (c)	$138	$398	$211	$715
Throughput volumes (thousand barrels per day)	462	436	458	434

Throughput margin per barrel (f)	$8.25	$15.27	$7.60	$14.55
Operating costs per barrel:
Operating expenses	3.39	3.58	3.41	3.77
Depreciation and amortization expense	1.58	1.66	1.66	1.68
Total operating costs per barrel	4.97	5.24	5.07	5.45
Adjusted operating income per barrel (g)	$3.28	$10.03	$2.53	$9.10

See Notes to Earnings Release on Table Page 13.

Table Page 9

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
REFINING SEGMENT OPERATING HIGHLIGHTS
(Millions of Dollars, Except per Barrel Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Refining segment operating statistics by region (d) (continued):
North Atlantic region:
Gross margin (c)	$327	$560	$669	$1,115
Adjusted operating income (c)	$156	$382	$323	$752
Throughput volumes (thousand barrels per day)	487	473	480	484

Throughput margin per barrel (f)	$7.39	$13.02	$7.66	$12.73
Operating costs per barrel:
Operating expenses	2.69	2.93	2.79	2.95
Depreciation and amortization expense	1.17	1.21	1.17	1.19
Total operating costs per barrel	3.86	4.14	3.96	4.14
Adjusted operating income per barrel (g)	$3.53	$8.88	$3.70	$8.59

U.S. West Coast region:
Gross margin (c)	$314	$488	$534	$772
Adjusted operating income (c)	$139	$295	$157	$377
Throughput volumes (thousand barrels per day)	273	288	266	272

Throughput margin per barrel (f)	$12.67	$18.63	$11.05	$15.69
Operating costs per barrel:
Operating expenses	4.74	5.35	5.08	5.92
Depreciation and amortization expense	2.33	2.05	2.73	2.11
Total operating costs per barrel	7.07	7.40	7.81	8.03
Adjusted operating income per barrel (g)	$5.60	$11.23	$3.24	$7.66

See Notes to Earnings Release on Table Page 13.

Table Page 10

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Feedstocks (dollars per barrel):
Brent crude oil	$46.94	$63.50	$41.04	$59.32
Brent less West Texas Intermediate (WTI) crude oil	1.47	5.66	1.68	6.12
Brent less Alaska North Slope (ANS) crude oil	1.22	0.60	0.96	1.02
Brent less Louisiana Light Sweet (LLS) crude oil (h)	(0.39)	0.53	(0.17)	1.44
Brent less Mars crude oil (h)	4.92	3.87	5.09	4.94
Brent less Maya crude oil	9.21	8.25	9.15	9.63
LLS crude oil (h)	47.33	62.97	41.21	57.88
LLS less Mars crude oil (h)	5.31	3.34	5.26	3.50
LLS less Maya crude oil (h)	9.60	7.72	9.32	8.19
WTI crude oil	45.47	57.84	39.36	53.20

Natural gas (dollars per million British Thermal Units)	2.08	2.69	2.01	2.73

Products (dollars per barrel, unless otherwise noted):
U.S. Gulf Coast:
CBOB gasoline less Brent	11.13	12.76	9.47	10.23
Ultra-low-sulfur diesel less Brent	9.47	13.41	8.70	14.58
Propylene less Brent	(11.79)	(11.10)	(7.09)	1.00
CBOB gasoline less LLS (h)	10.74	13.29	9.30	11.67
Ultra-low-sulfur diesel less LLS (h)	9.08	13.94	8.53	16.02
Propylene less LLS (h)	(12.18)	(10.57)	(7.26)	2.44
U.S. Mid-Continent:
CBOB gasoline less WTI	13.77	19.87	11.89	17.29
Ultra-low-sulfur diesel less WTI	11.72	18.18	11.38	20.36
North Atlantic:
CBOB gasoline less Brent	14.63	16.13	12.47	12.09
Ultra-low-sulfur diesel less Brent	11.17	16.17	10.35	19.11
U.S. West Coast:
CARBOB 87 gasoline less ANS	21.56	30.63	19.45	25.02
CARB diesel less ANS	14.71	18.16	12.95	18.66
CARBOB 87 gasoline less WTI	21.81	35.69	20.17	30.12
CARB diesel less WTI	14.96	23.22	13.67	23.76
New York Harbor corn crush (dollars per gallon)	0.23	0.33	0.18	0.23

See Notes to Earnings Release on Table Page 13.

Table Page 11

VALERO ENERGY CORPORATION AND SUBSIDIARIES
EARNINGS RELEASE
OTHER FINANCIAL DATA
(Millions of Dollars)
(Unaudited)

			June 30,	December 31,
			2016	2015
Balance sheet data:
Current assets			$16,180	$14,898
Cash and temporary cash investments ($67 and $81, respectively, held by Valero Energy Partners LP) included in current assets			4,925	4,114
Inventories included in current assets			6,137	5,898
Current liabilities			8,652	6,994
Current portion of debt and capital lease obligations included in current liabilities			864	127
Debt and capital lease obligations, less current portion			6,646	7,208
Total debt and capital lease obligations			7,510	7,335
Valero Energy Corporation stockholders’ equity			20,576	20,527

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Cash flow data:
Net cash provided by operating activities	$2,319	$2,329	$2,959	$3,762

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Valero Energy Partners LP:
Weighted-average limited partner units outstanding (in millions):
Common units - public (basic and diluted)	22	17	22	17
Common units - Valero (basic and diluted)	16	13	15	13
Subordinated units - Valero (basic and diluted)	29	29	29	29
Distributions declared:
Limited partner units - public	$8	$5	$16	$10
Limited partner units - Valero	16	13	31	24
General partner units - Valero	5	1	8	2
Total distribution declared	$29	$19	$55	$36

See Notes to Earnings Release on Table Page 13.

Table Page 12

VALERO ENERGY CORPORATION AND SUBSIDIARIES
NOTES TO EARNINGS RELEASE

(a)
In accordance with United States (U.S.) generally accepted accounting principles (GAAP), we are required to state our inventories at the lower of cost or market. When the market price of our inventory falls below cost, we record a lower of cost or market inventory valuation adjustment to write down the value to market. In subsequent periods, the value of our inventory is reassessed and a lower of cost or market inventory valuation adjustment is recorded to reflect the net change in the inventory valuation reserve between periods. As of June 30, 2016, the market price of our inventory was above cost; therefore, we did not record a lower of cost or market inventory valuation reserve as of June 30, 2016. During the three months ended June 30, 2016, we recorded a change in our inventory valuation reserve that resulted in a noncash benefit of $434 million and $20 million attributable to our refining segment and ethanol segment, respectively. During the six months ended June 30, 2016, we recorded a change in our inventory valuation reserve that resulted in a noncash benefit of $697 million and $50 million attributable to our refining segment and ethanol segment, respectively.

(b)
In June 2016, the Government of Aruba (GOA) entered into definitive agreements with an unrelated third party that provide for such third party to lease the Aruba Refinery and Aruba Terminal from the GOA, restart and operate the Aruba Refinery, and operate the Aruba Terminal. Because of this development, we believe that it is more likely than not that we will ultimately transfer ownership of the Aruba Refinery and Aruba Terminal to the GOA and settle our obligations under various agreements with the GOA. Therefore, we evaluated the Aruba Terminal for potential impairment as of June 30, 2016 and concluded that it was impaired. We further determined that the Aruba Terminal’s carrying value of $56 million was not recoverable and we wrote off the entire amount, resulting in an asset impairment loss of $56 million related to our refining segment in the three and six months ended June 30, 2016. No income tax benefit was recorded for this asset impairment loss as we do not expect to realize a tax benefit.

(c)	Defined terms are as follows:

◦
Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders excluding the lower of cost or market inventory valuation adjustment, its related income tax effect, and the asset impairment loss.

◦
Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted average shares outstanding in the applicable period, assuming dilution.

◦	Gross margin is defined as operating income excluding lower of cost or market inventory valuation adjustment, operating expenses, depreciation and amortization expense, and asset impairment loss.

◦	Adjusted operating income is defined as operating income excluding lower of cost or market inventory valuation adjustment and asset impairment loss.

These terms are not defined under U.S. GAAP and are considered non-GAAP measures. Management has defined these terms and believes that the presentation of the associated measures are useful to external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to assess our ongoing financial performance that, when reconciled to their most comparable U.S. GAAP measures, provide improved comparability between periods through the exclusion of certain items that management believes are not indicative of our core operating performance and that may obscure underlying business results and trends.

Adjusted net income attributable to Valero Energy Corporation stockholders, adjusted earnings per common share – assuming dilution, gross margin, and adjusted operating income should not be considered as alternatives to net income attributable to Valero Energy Corporation stockholders, earnings per common share – assuming dilution, or operating income presented in accordance with U.S. GAAP and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under U.S. GAAP. Additionally, because adjusted net income attributable to Valero Energy Corporation stockholders, adjusted earnings per common share – assuming dilution, gross margin, and adjusted operating income may be defined differently by other companies in our industry, our definition of these terms may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

(d)
The regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid-Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(e)	Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.

(f)
Throughput margin per barrel represents gross margin (as defined in (c) above) for our refining segment or refining regions divided by the respective throughput volumes. Gross margin per gallon of production represents gross margin for our ethanol segment divided by production volumes. Throughput and production volumes are calculated by multiplying throughput and production volumes per day (as provided in the accompanying tables) by the number of days in the applicable period.

Table Page 13

(g)
Adjusted operating income per barrel represents adjusted operating income (defined in (c) above) for our refining segment or refining regions divided by the respective throughput volumes. Adjusted operating income per gallon of production represents adjusted operating income (defined in (c) above) for our ethanol segment divided by production volumes. Throughput and production volumes are calculated by multiplying throughput and production volumes per day (as provided in the accompanying tables) by the number of days in the applicable period.

(h)
Average market reference prices for LLS crude oil, along with price differentials between the price of LLS and other types of crude oils, and price differentials between Mars crude oil and other types of crude oils are reflected without adjusting for the impact of the futures pricing for the corresponding delivery month. Therefore, the prices reported reflect the prompt month pricing only, without an adjustment for futures pricing (known in industry as the Calendar Month Average (CMA) “roll” adjustment). We previously had provided average market reference prices that included the CMA “roll” adjustment. Accordingly, the average market reference price for LLS crude oil and price differentials for LLS and Mars crude oils for the three and six month ended June 30, 2015 have been adjusted to conform to the current presentation.

Table Page 14